UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2012

OLD NATIONAL BANCORP

(Exact name of Registrant as specified in its charter)

Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street Evansville, Indiana	47708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-1294

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 26, 2012, Old National Bancorp (the “Company”) issued a press release announcing that the Company’s Board of Directors declared a quarterly cash dividend of $0.09 per common share, an increase from the $0.07 paid on December 15, 2011. The dividend is payable March 15, 2012, to shareholders of record on March 1, 2012. For purposes of broker trading, the ex-date of the cash dividend is February 28, 2012.

Attached hereto as Exhibit 99.1 is a press release issued by Old National Bancorp announcing the dividend which is incorporated herein by reference pursuant to General Instruction F to Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release Issued by Old National Bancorp dated January 26, 2012.

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2012

OLD NATIONAL BANCORP

By:	/s/ Jeffrey L. Knight
Jeffrey L. Knight
Executive Vice President, Chief Legal Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Old National Bancorp dated January 26, 2012.

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